EXHIBIT 10.1
Execution Version

AMENDMENT NO. 5
TO
CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of September 15, 2017 (this “Amendment”), is entered into among Calpine Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”), MUFG Union Bank, N.A. (“MUB”), as collateral agent (in such capacity and including any successors in such capacity, the “Collateral Agent”), the Lenders (the “Existing Lenders”) party hereto and the Fronting Banks party hereto, with Barclays Bank PLC, as the sole bookrunner and lead arranger in connection with this Amendment (the “Lead Arranger”), and amends the Credit Agreement, dated as of December 10, 2010 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 27, 2013, as further amended by Amendment No. 2 to Credit Agreement, dated as of July 30, 2014, as further amended by Amendment No. 3 to Credit Agreement, dated as of February 8, 2016, as further amended by Amendment No. 4 to Credit Agreement, dated as of December 1, 2016, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”), entered into among the Borrower, the institutions from time to time party thereto as Lenders, the Administrative Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has advised the Existing Lenders that it intends to consummate the sale of 100% of the equity interests of the Borrower to Volt Merger Sub, Inc. (“Merger Sub”), a newly formed domestic entity controlled by Energy Capital Partners III, LP., pursuant to, and as further described in, the Merger Agreement referred to below (the “Acquisition”).
WHEREAS, in accordance with Section 9.1(a) of the Credit Agreement, the Borrower has requested that the Existing Lenders consent to the waiver of a Change of Control that would otherwise arise under the Credit Agreement in connection with the Acquisition, and the Existing Lenders listed on the signature pages hereof, which constitute at least the Required Lenders, have agreed to such waiver on the terms and conditions set forth herein;
WHEREAS, pursuant to Section 9.1(a) of the Credit Agreement, Lenders constituting Required Lenders, the Administrative Agent, the Fronting Banks and the Borrower may make certain amendments to the Credit Agreement and waive certain requirements thereunder; and
WHEREAS, the Existing Lenders party hereto (which constitute at least Required Lenders), the Administrative Agent, the Fronting Banks and the Borrower hereby consent to this Amendment and the amendments, waivers and other matters set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows;

Section 1.     Waiver of Change of Control and Consent to Acquisition Transactions

Each Existing Lender party hereto hereby (i) consents to the Acquisition and to the other transactions contemplated by the Merger Agreement (collectively, the “Acquisition Transactions”), (ii) agrees that the Acquisition Transactions shall not constitute a Change of Control (as defined in the Credit Agreement immediately prior to the Amendment No. 5 Effective Date) or a breach or violation of, or default under, Section 6.3 of the Credit Agreement, and (iii) waives any Default or Event of Default that would have otherwise occurred as a result of the Acquisition Transactions.

Section 2.     Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 5 Effective Date (as defined below), hereby amended as follows:

(a)The definition of “Change of Control” in Section 1.01 of the Credit Agreement shall be replaced in its entirety as follows:

“Change of Control”: the occurrence of any of the following, in each case after the Amendment No. 5 Effective (and after giving effect to the Acquisition (as defined in Amendment No. 5 and to each of the other transactions contemplated by Amendment No. 5):
(a) prior to a Qualifying IPO, the Designated Holders, in the aggregate, shall fail to own and control, directly or indirectly, beneficially and of record, Voting Stock of the Borrower representing at least 50% on a fully diluted basis of the aggregate ordinary voting power represented by the issued and outstanding Voting Stock of the Borrower owned and controlled, directly or indirectly, beneficially and of record, by the Designated Holders, in the aggregate, as of the Amendment No. 5 Effective Date; or
(b) after a Qualifying IPO, (1) any person (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof, and other than one or more Designated Holders or any underwriter or placement agent participating in a Qualified IPO) or (2) persons (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof, and other than one or more Designated Holders or any underwriter or placement agent participating in a Qualified IPO) constituting a “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) (excluding any employee benefit plan of the Borrower and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the beneficial owner, directly or indirectly, of Voting Stock representing more than 35.0% of the aggregate ordinary voting power represented by the issued and outstanding Voting

Stock of the Borrower (or if the Borrower is or becomes a direct or indirect wholly-owned subsidiary of another person, such person or their publicly listed parent entity) (in each case, determined on a fully diluted basis but not giving effect to contingent voting rights that have not vested) and the percentage of aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power for the election of directors represented by the Voting Stock of the Borrower beneficially owned, directly or indirectly, in the aggregate by the Designated Holders (in each case, determined on a fully diluted basis but not giving effect to contingent voting rights that have not vested).
(b)The definition of “Joint Lead Arranger” in Section 1.01 of the Credit Agreement shall be amended by adding the following at the end of the definition: “, and for purposes of Section 9.5 shall also include Barclays Bank PLC, as sole bookrunner and lead arranger in connection with Amendment No. 5.”

(c)Section 1.01 of the Credit Agreement is hereby amended to include the following definitions in appropriate alphabetical order:

(i)“Amendment No. 5”: that certain Amendment No. 5 to Credit Agreement, dated as of September 15, 2017, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the other Persons party thereto.

(ii)“Amendment No. 5 Effective Date”: shall have the meaning assigned to such term in Amendment No. 5.

(iii)“Designated Holders” Energy Capital Partners III, LP (together with its parallel funds), Access Industries Inc., Canadian Pension Plan Investment Board and the respective Affiliates (other than any portfolio operating companies) of each of the foregoing.

(iv)“Qualifying IPO” an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8 (or any successor form)) of the common equity of the Borrower or any direct parent of the Borrower (or a corporate successor of any of the foregoing) (x) pursuant to an effective registration statement filed with the SEC in accordance with the Exchange Act (whether alone or in conjunction with a secondary public offering) and (y) resulting in gross proceeds of at least $100,000,000.

Section 3.    Acknowledgements and Consents.

Pursuant to Section 9.1(a) of the Credit Agreement, the Administrative Agent, the Fronting Banks, the Borrower, the Swingline Lender and each Existing Lender hereby consents to this Amendment and the transactions contemplated hereby, including the amendments and waivers set forth in Sections 1 and 2 hereof, subject to the terms and conditions set forth herein.

Section 4.    Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective upon the satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Amendment No. 5 Effective Date”):
(a)Executed Counterparts. The Lead Arranger shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent, the Fronting Banks and the Existing Lenders constituting at least Required Lenders.

(b)Representations and Warranties. The Merger Agreement Representations and the Specified Representations (as each such term is defined below) shall be true and correct in all material respects (or, in the case of Merger Agreement Representations qualified by a “Material Adverse Effect,” or a “materiality” qualifier, all respects) as of the Amendment No. 5 Effective Date.

As used herein, (i) “Merger Agreement Representations” shall mean the representations and warranties made by Calpine Corporation with respect to itself and its Subsidiaries in the Merger Agreement that are material to the interests of the Lenders, but only to the extent that the breach of such representations and warranties would permit Merger Sub (or its applicable Affiliate) to terminate its or their obligations under the Merger Agreement or to not close on the Acquisition, and (ii) “Specified Representations” shall mean the representations made by the Borrower and the Guarantors (in each case solely with respect to the Loan Parties and after giving effect to the Acquisition Transactions) in Section 3.1(a) of the Amended Credit Agreement (solely with respect to due organization and valid existence), 3.2 of the Amended Credit Agreement (solely with respect to power, authorization and enforceability of the Loan Documents, and due execution, delivery and performance of the Loan Documents), Section 3.3 of the Amended Credit Agreement (solely relating to no conflicts with organizational documents of the Loan Parties), Section 3.12 of the Amended Credit Agreement (with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, after giving effect to the Acquisition Transactions and any incurrence of Indebtedness under the Amended Credit Agreement on the Amendment No. 5 Effective Date), Section 3.11 of the Amended Credit Agreement, the first sentence of Section 3.16 of the Amended Credit Agreement and Section 3.18(a) of the Amended Credit Agreement;
(c)Officer’s Certificate. The Borrower shall have provided to the Lead Arranger a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the condition set forth in paragraph (b) of this Section 4;

(d)Fees and Expenses Paid. The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Lead Arranger in connection with the preparation, reproduction, execution and delivery of this Amendment (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent and the Lead Arranger with respect thereto), in each case to the extent required to be paid on the Amendment No. 5 Effective Date pursuant to the terms of that certain

Engagement Letter dated August 17, 2017 by and between the Borrower and the Lead Arranger (and to the extent invoiced at least three business days prior to the Amendment No. 5 Effective Date).
(e)Acquisition.

(i)The Acquisition shall be consummated substantially concurrently with the Amendment No. 5 Effective Date in accordance with that certain agreement and plan of merger, dated as of August 17, 2017, by and among the Borrower, Volt Parent, LP and Volt Merger Sub, Inc. (together with the disclosure schedules and exhibits thereto, collectively, the “Merger Agreement”), without waiver or amendment thereof or any consent thereunder that is material and adverse to the interests of the Existing Lenders unless consented to by the Lead Arranger (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that (i) any change in the purchase price shall not be materially adverse to the Existing Lenders, (ii) the granting of any consent under the Merger Agreement that is not materially adverse to the interests of the Existing Lenders shall not otherwise constitute an amendment or waiver and (iii) any amendment or revision to the definition of the term “Company Material Adverse Effect contained therein shall be deemed to be materially adverse to the interests of the Lenders.

(ii)Since the date of the Merger Agreement, no event, occurrence, fact, condition, change, development or effect has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in the Merger Agreement as in effect on August 17, 2017 or otherwise amended with the consent of the Lead Arranger).

Section 5.     Reference to the Effect on the Loan Documents

(a)As of the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b)Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Guarantors, the Lead Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)This Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.

(e)This Amendment is a Loan Document.

Section 6.    Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the Amendment No. 5 Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, as well as, with respect to the Letter of Credit Fees described therein (a) that certain Fee Letter, dated as of April 5, 2016, by and between Deutsche Bank AG New York Branch and the Borrower and (b) that certain Fee Letter, dated as of February 8, 2016, by and between BNP Paribas and the Borrower, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its prior grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Class C Revolving Commitment and any Borrowings thereunder) pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.
Section 7.    Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8.    Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; provided, however, that (a) the interpretation of the definition of Company Material Adverse Effect, as defined in the Merger Agreement (and whether or not a Company Material Adverse Effect has occurred, including, for purposes of the conditions to the effectiveness of this Amendment), (b) the determination of the accuracy of any Merger Agreement Representations and whether as a result of any inaccuracy of any Merger Agreement Representation there has been a failure of a condition to the effectiveness of the Amendment and (c) the determination of whether the Acquisition has been consummated in accordance with the terms of the Merger Agreement and, in any case, claims or disputes arising out of any such interpretation or determination or any aspect thereof will, in each case, be governed by, and construed and interpreted in accordance with, the laws of the state of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction.
Section 9.    Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection there-of) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 10.    Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 11.    Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
Section 12.    Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 13.    Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in Sections 9.12 and 9.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

CALPINE CORPORATION
By:	/s/ W. THADDEUS MILLER
Name: W. Thaddeus Miller Title: Executive Vice President,
Chief Legal Officer and Secretary

Signature Page to Amendment No.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

THE GUARANTORS SET FORTH ON
ANNEX I & II TO THIS SIGNATURE
PAGE

By:	/s/ W. THADDEUS MILLER
Name: W. Thaddeus Miller Title: Chief Legal Officer

THE GUARANTORS SET FORTH ON
ANNEX III & IV TO THIS SIGNATURE
PAGE

By:	/s/ TOM LONG
Name: Tom Long Title: Vice President

Signature Page to Amendment No.5

ANNEX I

Name of Guarantor
Anacapa Land Company, LLC
Anderson Springs Energy Company
Aviation Funding Corp.
Baytown Energy Center, LLC
CalGen Expansion Company, LLC
CalGen Project Equipment Finance Company Three, LLC
Calpine Administrative Services Company, Inc.
Calpine Auburndale Holdings, LLC
Calpine Bethlehem, LLC
Calpine c*Power, Inc.
Calpine CalGen Holdings, Inc.
Calpine Calistoga Holdings, LLC
Calpine Central Texas GP, Inc.
Calpine Central, Inc.
Calpine Central-Texas, Inc.
Calpine Cogeneration Corporation
Calpine Eastern Corporation
Calpine Edinburg, Inc.
Calpine Energy Services GP, LLC
Calpine Energy Services LP, LLC
Calpine Energy Services, L.P.
Calpine Fuels Corporation
Calpine Generating Company, LLC
Calpine Geysers Company, L.P.
Calpine Gilroy 1, Inc.
Calpine Global Services Company, Inc.
Calpine Hidalgo Energy Center, L.P.
Calpine Hidalgo Holdings, Inc.
Calpine Hidalgo, Inc.
Calpine Kennedy Operators, Inc.
Calpine KIA, Inc.

Name of Guarantor
Calpine King City, Inc.
Calpine Leasing Inc.
Calpine Long Island, Inc.
Calpine Magic Valley Pipeline, LLC
Calpine Mid-Atlantic Energy, LLC
Calpine Mid-Atlantic Generation, LLC
Calpine Mid-Atlantic Marketing, LLC
Calpine MVP, LLC
Calpine Newark, LLC
Calpine New Jersey Generation, LLC
Calpine Northbrook Holdings Corporation
Calpine Northbrook Investors, LLC
Calpine Northbrook Project Holdings, LLC
Calpine Operations Management Company, Inc.
Calpine Power Company
Calpine Power Management, LLC
Calpine Power, Inc.
Calpine PowerAmerica, LLC
Calpine PowerAmerica-CA, LLC
Calpine PowerAmerica-ME, LLC
Calpine Project Holdings, Inc.
Calpine Solar, LLC
Calpine Stony Brook Operators, Inc.
Calpine Stony Brook, Inc.
Calpine TCCL Holdings, Inc.
Calpine Texas Pipeline GP, LLC
Calpine Texas Pipeline LP, LLC
Calpine Texas Pipeline, L.P.
Calpine University Power, Inc.
Calpine Vineland Solar, LLC
CES Marketing IX, LLC
CES Marketing X, LLC
Channel Energy Center, LLC
Corpus Christi Cogeneration, LLC
CPN 3rd Turbine, Inc.

Name of Guarantor
CPN Acadia, Inc.
CPN Cascade, Inc.
CPN Clear Lake, Inc.
CPN Pipeline Company
CPN Pryor Funding Corporation
CPN Telephone Flat, Inc.
Delta Energy Center, LLC
Freestone Power Generation, LLC
GEC Bethpage Inc.
Geysers Power Company, LLC
Geysers Power I Company
Idlewild Fuel Management Corp.
JMC Bethpage, Inc.
Los Medanos Energy Center LLC
Magic Valley Pipeline, L.P.
Modoc Power, Inc.
New Development Holdings, LLC
NTC Five, Inc.
Pastoria Energy Center, LLC
Pastoria Energy Facility L.L.C.
Pine Bluff Energy, LLC
RockGen Energy LLC
South Point Energy Center, LLC
South Point Holdings, LLC
Stony Brook Cogeneration, Inc.
Stony Brook Fuel Management Corp.
Sutter Dryers, Inc.
Texas City Cogeneration, LLC
Texas Cogeneration Five, Inc.
Texas Cogeneration One Company
Thermal Power Company
Zion Energy LLC

ANNEX II

Name of Guarantor
Deer Park Energy Center LLC
Deer Park Holdings, LLC
Metcalf Energy Center, LLC
Metcalf Holdings, LLC

ANNEX III

Name of Guarantor
Calpine Construction Management Company, Inc.
Calpine Mid-Atlantic Operating, LLC

ANNEX IV

Name of Guarantor
Calpine Operating Services Company, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Administrative Agent

By:	/s/ JEFFREY MO
Name: Jeffrey Mo Title: Vice President

MUFG UNION BANK, N.A.,
as Collateral Agent

By:	/s/ SONIA N. FLORES
Name: Sonia N. Flores Title: Vice President

[Signature Page to Amendment No. 5]

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as an Existing Lender and a Fronting Lender

By:	/s/ JEFFREY MO
Name: Jeffrey Mo Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

BARCLAYS BANK PLC,
as Lead Arranger and Existing Lender

By:	/s/ KEVIN CREALESE
Name: Kevin Crealese Title: Managing Director

Calpine Corporation Revolving Credit Agreement
Signature Page to Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Existing Lender and a Fronting Lender

By:	/s/ MARCUS TARKINGTON
Name: Marcus Tarkington Title: Director

By:	/s/ DUSAN LAZAROV
Name: Dusan Lazarov Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

MORGAN STANLEY BANK, N.A.,
as an Existing Lender

By:	/s/ MICHAEL KING
Name: Michael King Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

MORGAN STANLEY SENIOR FUNDING INC.,
as an Existing Lender

By:	/s/ MICHAEL KING
Name: Michael King Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

Natixis, New York Branch,
as a Existing Lender and a Fronting Lender

By:	/s/ GERRY CANET
Name: Gerry Canet Title: Managing Director

If a second signature is necessary:

By:	/s/ RONALD LEE
Name: Ronald Lee Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as an Existing Lender

By:	/s/ MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich Title: Authorized Signatory

By:	/s/ WARREN VAN HEYST
Name: Warren Van Heyst Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

Bank of America, N.A.,
as an Existing Lender

By:	/s/ MAGGIE HALLELAND
Name: Maggie Halleland Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

BNP Paribas,
as an Existing Lender and a Fronting Lender

By:	/s/ THEODORE SHEEN
Name: Theodore Sheen Title: Director

By:	/s/ KARIMA OMAR
Name: Karima Omar Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 5

Each undersigned Existing Lender, Fronting Lender and/or Swingline Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

GOLDMAN SACHS BANK USA,
as an Existing Lender

By:	/s/ JOSH ROSENTHAL
Name: Josh Rosenthal Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 5